THIRD QUARTER REPORT


                                                                     THE GABELLI
                                                               EQUITY TRUST INC.






                              SEPTEMBER 30, 1995

       ==============================================================
                               RIGHTS OFFERING
                        THE GABELLI EQUITY TRUST INC.
                [GRAPHIC]                               [PICTURE]

        THE GABELLI EQUITY TRUST is a closed-end, non-diversified investment company which trades on the New York Stock
        Exchange (Symbol: GAB).


        -------------------------------------------------------------
            The rights offering expires at 5:00 pm (Eastern Time)
                              November 21, 1995
        -------------------------------------------------------------
            Rights not exercised by the expiration date cannot be
                            exercised thereafter.

                       FOR COPIES OF A PROSPECTUS CALL
                               1-800-422-2274
                     (914) 921-5070 -- FAX:(914)921-5118

             GABELLI EQUITY TRUST, INC. - ONE CORPORATE CENTER,
                             RYE, NY 10580-1435
           VISIT GABELLI ON THE INTERNET AT http://www.gabelli.com

           The Gabelli Equity Trust Inc. rights will trade on the New York Stock through November 20, 1995

       ==============================================================


                INVESTMENT OBJECTIVE:

                The Gabelli Equity Trust Inc. is a
                closed-end, non-diversified management
                investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                  THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                                        [Picture]
                                                The Gabelli Equity Trust
                                                          Logo

To our Shareholders,

        During the three months ended September 30, 1995, increasing investor confidence that the economy was landing with its nose up resulted in another strong backdrop for U.S. stocks. Consumer non-durables replaced high technology stocks as market leaders. Bank stocks performed well as the visible Chase Manhattan/Chemical merger underscored accelerating consolidation in that industry. The Disney/Capital Cities, Westinghouse/CBS, and Time Warner/Turner Broadcasting deals focused Attention on underlying values in the media marketplace.

        In the third quarter of 1995, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value per share increased 7.4% to $10.65 on September 30, 1995. This compares to the 7.9% return in the unmanaged Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the quarter. Year to date, the net asset value has increased 18.4% versus the S&P 500's 29.8% increase. For the twelve months ended September 30, 1995, the Equity Trust's net asset value increased 15.4%, after adjusting for all distributions and the spin-off of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust"). The S&P 500 was up 29.8% for the same period.

        Since inception on August 21, 1986, the Equity Trust's net asset value has achieved a 222.2% total return, which equates to a 13.7% average annual return. The three- and five-year average annual returns were 15.0% and 17.2%, respectively.

        The Equity Trust's common shares ended the third quarter at $9.875 per share on the New York Stock Exchange, a decrease of 1.2% for the third quarter and up 7.9% for the year. For the twelve months ending September 30, 1995, the common shares had a return of 3.9%, after adjusting for all distributions and the Multimedia Trust spin-off.

RIGHTS OFFERING 1995

        Your Board of Directors has announced a transferable rights offering for 1995. The offering is being made to shareholders of record on October 19, 1995, by means of a prospectus. The Equity Trust is offering shareholders one transferable right for every full share held as of the record date. Six rights will be required to purchase one additional share at the discounted price of $8.00 and free of commission.

        Shareholders who fully exercise their primary subscription rights may oversubscribe for any additional amount of shares they wish. These oversubscription shares will also be at the subscription price of $8.00 and will be distributed based on a pro-rata allocation formula.

                                                                      [Graphic]

WHAT WE DO

        We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

        In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

        Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, a sale or spin-off of a division, or the development of a profitable new business.

        Once we have identified stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends such as the globalization of the market in filmed entertainment and telecommunications, and micro trends such as an increased focus on productivity enhancing goods and services.

        BACK TO BASICS
        --------------

                We are approaching our tenth anniversary. The Fund was launched on August 21, 1986, when we received $411 million, with an NAV of $9.34. Our investment objective was, and still is, to achieve long-term growth of capital through investment in a portfolio of equity securities, with income being a secondary objective. Our goal was to provide a 10% real rate of return. We would now like to discuss some of the basic issues of the Fund in a question and answer format.

INVESTMENT STYLE

Q.      WHAT WAS THE INVESTMENT APPROACH WHEN THE FUND BEGAN?

        At the inception of our Fund, our investment decision-making process stemmed from the premise that we could achieve superior rates of return over the longer term for our shareholders by investing in the stocks of domestic, cash generating, "franchise" companies selling at substantial discounts to their Private Market Values. We looked for a catalyst that would help surface values and narrow the spread between the public market price and our private market appraisal. Also, to moderate downside risk, we focused on companies whose assets were growing in value at least in step with the prevailing inflation rate. As a final hurdle, we purchased only those stocks with the potential to appreciate 50% in two years, thereby producing a 10% annual after-inflation rate of return.

Q.      WHAT IS THE INVESTMENT APPROACH NOW?

        We maintain the same fundamental Graham/Dodd/Buffett/Gabelli investment approach as when the Fund began, however, we have expanded our investment scope to include non-U.S. investments up to 35% of the overall portfolio. At September 30, 1995, non-U.S. stocks represented 7.5% of the portfolio.

NET ASSET VALUE

Q.      WHAT IS THE NET ASSET VALUE AND HOW IS IT CALCULATED?

        The net asset value (NAV) of a mutual fund is calculated by totaling all assets including the market value of all securities owned, deducting the liabilities and dividing the balance by the number of shares outstanding. The resulting figure is the net asset value per share. At September 30, 1995, our net assets were at $948 million and, with 88,988,289 shares outstanding, the net asset value was $10.65 per share.

Q.      WHAT IS THE GOAL FOR THE NET ASSET VALUE?

        We manage the Fund with the goal of maximizing shareholder wealth by using a value investing methodology. This is achieved by picking stocks that will maximize the total market value of the portfolio. Even with the U.S. markets at historic record levels, we continue to pursue our goal of increasing the NAV by a real rate of return of 10% per year.

RETURNS

Q.      HOW IS THE RETURN ON NET ASSET VALUE CALCULATED?

        The Fund's return represents the percentage change in the net asset value of the shares after adjusting for the reinvestment of all distributions and participation in rights offerings.

Q.      HOW HAS THE FUND PERFORMED SINCE INCEPTION?

        The Fund has achieved a cumulative return of 222.2% since inception on August 21, 1986. This equates to an average annual return of 13.7%. An investment of $10,000 on the date of inception, assuming the reinvestment of all distributions, adjustments for rights, and the value of The Gabelli Global Multimedia Trust spin-off, would have been worth $32,220 on September 30, 1995.

Q.      HOW HAS THE FUND PERFORMED THIS YEAR?

        The Fund has increased 18.4% through September 30, 1995, including the reinvestment of dividends. This exceeds our goal of a 10% real rate of return when measuring inflation at approximately 2.5%. For the quarter ended September 30, 1995, the Fund achieved a return of 7.4%.

PUBLIC MARKET PRICE

Q.      WHAT IS THE PUBLIC MARKET PRICE AS IT RELATES TO CLOSED-END FUNDS?

        The public market price is the price of a share on the New York Stock Exchange. The Gabelli Equity Trust is traded on the New York Stock Exchange under the symbol GAB. The public market price represents the value of a share as determined by the forces of supply and demand in the marketplace. The public market price dictates the price at which investors may buy or sell shares of the Fund.

Q.      HOW DOES THE PUBLIC MARKET PRICE TRACK THE NAV?

        The Fund's shares may, at times, sell at either a premium or discount to the net asset value. Over the long-term, however, we believe that the Equity Trust's market price will track the growth in the NAV.

Q.      WHAT IS A PREMIUM? WHAT IS A DISCOUNT?

        The Fund sells at a premium when the public market price is greater than the net asset value per share. Conversely, the Fund sells at a discount when the public market price is less than the underlying net asset value.

Q.      WHAT IS THE HISTORY OF THE EQUITY TRUST AS IT RELATES TO THE
        PREMIUM/DISCOUNT?

        The Equity Trust traded at a discount early in its life, particularly in 1987. In response, we initiated a stock repurchase plan which resulted in the purchase of 800,000 shares in the open market from 1987 to 1988. When this discount continued, we initiated a policy of paying out 10% of the NAV, starting on August 1, 1988. Then, from 1988 to 1992, the Fund traded at or near NAV. From 1992 through mid-1995 the Fund traded at a premium, reaching as high as 12.3%. Currently, the Fund is trading at a slight discount.

RIGHTS OFFERINGS

Q.      WHAT ARE RIGHTS?

        Rights are privileges granted to existing shareholders of a corporation (in our case the Equity Trust) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q.      WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?

        A rights offering is an opportunity for shareholders to purchase additional shares of a fund at a specified price -- the "subscription price". To attract shareholder interest, the subscription price is typically set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q.      WHAT ARE THE DETAILS OF THE CURRENT RIGHTS OFFERING?

        The record date for our Gabelli Equity Trust rights offering is October 19, 1995 and the expiration date is November 21, 1995. The subscription period covers the period from the record date to the expiration date. Shareholders may only subscribe to additional shares during the subscription period. The subscription ratio relates to the number of rights which are required to purchase one additional share of the Fund. In our case it is a 6:1 ratio, which permits shareholders to purchase one share for every six rights held. Stated another way, a shareholder with 600 shares will receive 600 rights (one right per share) and will be able to subscribe to an additional 100 shares(six rights are required to purchase one share). The subscription price will be $8.00, which is the price at which additional shares may be purchased.

        The over-subscription privilege is available to shareholders who fully subscribe to their primary shares and wish to purchase additional shares. If all of the rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered to shareholders who have exercised all of the rights initially issued to them and have over-subscribed for more. If sufficient shares are not available to honor all over-subscriptions, the available shares will be allocated among those who over-subscribe based on the number of shares they originally owned on the record date.

Q.      HOW HAS THE FUND DONE IN ITS PREVIOUS RIGHTS OFFERING?

        This is the fourth rights offering for the Fund. In each of the previous three, primary share subscriptions have amounted to over 90% of the total shares available, while the remaining shares were heavily over-subscribed.  The following details the share subscriptions received versus the value of new shares issued for each of the previous offerings:
                                   AMOUNT                    SUBSCRIPTIONS
            YEAR                   SOUGHT                       REMITTED
            ----                   ------                       --------
            1991                $63.1 million                $136.7 million
            1992                $76.5 million                $164.8 million
            1993                $93.2 million                $176.4 million

Q.      HOW ARE RIGHTS SOLD?

        Registered shareholders of the Equity Trust may sell all or a portion of their rights by designating this desire on the Subscription Certificate which accompanies the Prospectus. Those shareholders who wish to subscribe to a portion of their available primary shares and sell their remaining rights must simply fill out sections A and E of the subscription certificate, while those who wish to sell all of their rights must simply fill out section F of the certificate. The certificate must be returned to State Street Bank and Trust Company by the end of the offering period at the designated address.

        Those who hold shares through a broker must make the broker aware of their desire to sell their rights. The broker should fulfill the remainder of the order.

Q.      WHAT ARE THE TRANSACTION COSTS ON THE SALE OF THE GAB RIGHTS?

        Equity Trust rights may be sold through State Street Bank and Trust with no fees and only a nominal commission; however, certain brokerage firms may charge a transaction fee to sell your rights.

        A further discussion on rights offerings will appear in the Fund's Annual Report. For additional information on the current rights offering or to request a prospectus dated October 13, 1995, please call 1-800-422-2274.

DIVIDENDS

Q.      WHY DOES THE FUND PAY DIVIDENDS?

        A mutual fund pays dividends to satisfy one of the requirements to qualify as a Regulated Investment Company to avoid paying income tax at the corporate level. The Fund must distribute at least 90% of its ordinary income and realized capital gains, but will generally distribute all of its taxable income for the year to avoid all federal taxes. As a Regulated Investment Company, the tax benefits of net long-term capital gains can be passed through to shareholders.

Q.      WHAT IS THE HISTORY OF THE EQUITY TRUST'S DIVIDENDS?

        The Fund paid out only its income and realized capital gains through 1988. In August of 1988, we instituted our 10% Distribution Policy. Since then, the Equity Trust has paid distributions equivalent to

10% of its average net assets every year. The following summarizes the total per share distributions made or declared by the Equity Trust each year since inception:


         1987    1988    1989    1990    1991    1992    1993  1994(a)  1995
         ----    ----    ----    ----    ----    ----    ----  ----     ----
        $1.082  $0.55   $1.31   $1.18   $1.09   $1.06   $1.11   $1.89   $1.00

(a) Includes the spin-off of The Gabelli Global Multimedia Trust equivalent to $0.80625 per share.

Q.      DESCRIBE THE 10% PAYOUT POLICY.

        The Equity Trust currently maintains a 10% Distribution Policy whereby the Fund will pay out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal as well as the distribution requirements of the Internal Revenue Code.

Q.      WHY IS THE FUND PAYING A $0.50 PER SHARE DISTRIBUTION THIS YEAR IN
        DECEMBER?

        The reason that we combined the third and fourth quarter distributions in 1995 has to do with the requirement by the Investment Company Act of 1940 that long-term capital gains can only be distributed once a year. Typically, the Equity Trust has used the fourth quarter distribution to pay out its realized capital gains. This year, however, the fourth quarter dividend amount required to meet the 10% payout policy would not be sufficient to include all of the Trust's realized capital gains. We have realized many gains this year as a result of the many takeovers that took place in the market this year. Since the Fund cannot allocate capital gains among its prior quarterly distributions, to assure shareholders that they would receive the full tax benefit of all the long-term capital gains, the Board of Directors voted to combine the September and year-end distributions.

Q.      HOW WILL THE PAYOUT BE DETERMINED AND DISTRIBUTED IN 1996?

        The Directors have authorized the Fund to file an exemptive request with the Securities and Exchange Commission to allow the Fund to distribute long-term capital gains more frequently than once per year. If the exemption is granted, the Directors expect to declare quarterly distributions in 1996 of $0.25 per share in each of the first three quarters, with a year-end adjusting distribution to meet the 10% payout policy.

Q.      WHAT DID THE FUND DO WITH CAPITAL GAINS PRIOR TO 1990?

        In 1988 and 1989, the Fund elected to retain net realized long-term capital gains and pay the appropriate taxes thereon. However, we found the bookkeeping under this procedure cumbersome.

Q.      CAN I REINVEST MY DIVIDENDS?  IF SO, HOW?

        All directly registered shareholders are eligible to participate in the Fund's Automatic Dividend Reinvestment Plan which gives the shareholder the option of having all distributions reinvested. Distributions will be reinvested automatically unless the shareholder elects to receive cash. Distributions to shareholders who hold their shares in "street name" with a broker are reinvested by the broker in additional shares under the Plan, unless the election is made to receive distributions in cash.

Q. WHAT ARE THE BENEFITS OF HOLDING SHARES DIRECTLY WITH THE FUND AS OPPOSED TO HOLDING THEM IN "STREET NAME" WITH A BROKER?

        The shareholder benefits from receiving all communications directly from the Fund. Registered shareholders have the option to participate in the Dividend Reinvestment Plan as well as the Voluntary Cash Purchase Plan. In addition, not all brokers have the capability to allow their clients to participate in the Dividend Reinvestment Plan. Registered shareholders may also participate directly in rights offerings, paying little or no fees or commissions.

Q.      HOW DO I BECOME A REGISTERED SHAREHOLDER?

        Shareholders who currently hold their shares through a broker and wish to register directly with the Fund must simply direct their broker to do this. The broker may charge a processing fee, but the shareholder will soon realize the aforementioned benefits.

Q.      MIGHT I INVEST DIRECTLY WITH THE FUND?

        Registered shareholders who participate in the Dividend Reinvestment Plan may also participate in the Voluntary Cash Purchase Plan. This plan gives participants the option to make additional cash payments to State Street Bank for investment in the Fund's shares in any amount from $250 to $3,000. State Street Bank uses the accumulated funds to purchase shares in the open market, thus spreading the transaction costs over a larger base of shareholders. Of course, rights offerings allow you to acquire additional shares as well.

FURTHER QUESTIONS

        We hope this question and answer format has resolved many of the questions you may have had. If you have any further questions or wish to discuss any matters relating to The Gabelli Equity Trust, please contact either Marc Diagonale at (914) 921-5070 or Douglas Neviera at (914) 921-5071 directly, or toll free at 1-800-GABELLI (422-3554).



                                  Sincerely,


     /s/ MARC DIAGONALE                                 /s/ DOUGLAS NEVIERA

         Marc Diagonale                                     Douglas Neviera

COMMENTARY

THE MARKET
----------

        As money managers entrusted with your hard earned financial assets, we tend to spend less time pondering good news and more time worrying about what could go wrong. This mindset no doubt colors our opinions on the economy and market.

        Blessed with 20/20 hindsight, 1995's strong stock market is easily explained. Steady economic growth, better than expected corporate earnings and declining interest rates, all under the backdrop of investor optimism that Washington will finally put our government's fiscal house in order, provided a nearly perfect formula for a big market rally. These fundamentals were fueled by a favorable flow of funds to U.S. equities through mutual funds and a record amount being reinvested from torrid merger and acquisition activity.

        Looking forward, we ask whether all the components of this bull market will remain intact. Will the economy accelerate, and thus rekindle inflationary concerns? Will corporate earnings continue to be good, although perhaps not as strong as rising consensus expectations? Are stocks running too far ahead of economic reality on a valuation basis? Will Washington deliver on
its promise to feed the entrepreneur and starve the bureaucrat?   We
continuously evaluate these questions.

        Over the short term, we expect the domestic economy to continue chugging along aided by the higher demand for American products and services from the reviving economies of Europe and the Pacific Rim. On the inflation front, the outlook for wage costs, a major component of inflation, remains favorable. However, the supply/demand balance for selected industrial and agricultural commodities points to somewhat higher prices. Oil prices may also trend upward with worldwide energy consumption rising and production shifting to the Middle East. Overall, while we currently see no yellow flags, we are not among those investors betting that inflation is stone cold dead.

        As for corporate profits, our concern is that after two years of underestimating earnings, Wall Street may have gone too far in the other direction. During the third quarter, we have seen a number of high profile corporations trying to constrain analysts' overly optimistic expectations. Companies releasing even modest earnings disappointments have been shelled in the market. Fortunately, we expect continued productivity gains and an uptick in broad economic activity will help fourth quarter earnings, and results should exceed analysts' cooled off expectations.

        On a price/earnings (P/E) basis, one could argue that the market is less expensive today than it was at the beginning of 1994. But remember, P/E ratios are a function of interest rates and investor expectations. If, as we anticipate, rates are near an intermediate-term bottom and traders' rosy earnings expectations are not met, the market could get cheaper despite reasonably good economic and earnings news.

        Washington is another wild card. Will the so-called "Republican Revolution" result in legislation which promotes long-term fiscal discipline and prudent economic growth policies? We will get a solid glimpse at this as the debate over deficit reduction/tax reduction crests in November/December.

        Our conclusion from all this conjecture is a simple one: that market risk has risen. If any of the aforementioned concerns prove to be worth worrying about, the broad market could hit a rough patch of road. Our response is consistent with our investment philosophy: to focus on stocks that are
materially underpriced relative to their real world economic value.   The
direction of the market will have some short-term impact on stock prices, but longer term, it will recognize value.

CORPORATE MERGERS AND RESTRUCTURING

Humpty--Dumpty
--------------

        In the familiar nursery rhyme, Humpty Dumpty's fall was a tragedy: "All the king's horses and all the king's men couldn't put Humpty Dumpty back together again." Stock market investors are taking a very different attitude to the breaking of several large corporate eggs. Pending and completed sales and spin-offs from such companies as American Express Company (AXP - $44.375 -
NYSE), ITT Corporation (ITT - $124.00 - NYSE), Sears, Roebuck and Co. (S - $36.875 - NYSE), Tenneco Inc. (TEN - $46.25 - NYSE) and most recently, AT&T Corp. (T - $65.75 - NYSE), have shown that the value of the shell, egg white and yolk is often greater than that of the whole egg.

        Corporate CEOs are under increasing pressure to narrow the spread between the public price and intrinsic value. We believe this trend will continue. In many instances, the advantages of dismantling large companies are clear cut. Parent companies which are able to focus more directly on core businesses can improve operating performance substantially -- American Express' progress with its core credit card business is a terrific example of this. Spin-off companies generally have more focused, incentivized management -- AirTouch Communications Inc. (ATI - $30.625 - NYSE), spun off by Pacific Telesis Group Inc. (PAC - $30.75 - NYSE), Allstate Corp. (ALL - $35.375 - NYSE) spun off by Sears; and Eastman Chemicals Co. (EMN - $64.00 - NYSE), spun off by Eastman Kodak Company (EK - $59.25 - NYSE) are good examples. By selling underperforming divisions, companies can raise capital to enhance the growth of their more profitable existing operations -- see Tenneco as an illustration. And, by shedding the ugly duckling in an otherwise attractive flock of businesses, companies like American Brands, Inc. (AMB - $42.25 - NYSE), which stripped its low multiple life insurance business, receive a better appraisal from investors.

        As we predicted at the outset of 1995, our portfolio has experienced some of the benefits of egg breaking in portfolio holdings such as AirTouch, Allen Group Inc. (ALN - $36.25 - NYSE), American Express, American Brands and Tenneco. In addition, the portfolio has many other potential Humpty Dumptys. Hilton Hotels Corporation (HLT - $63.875 - NYSE), whose announced separation of its hotel and gambling businesses has been delayed, should be split in early 1996, possibly foreshadowing the sale of one or both of the businesses.
General Motors Corporation (GM - $46.875 - NYSE), whose parts we believe could be worth as much as $100 per share on an independent basis, is a prime restructuring candidate, as is Ford Motor Co. (F - $31.125 - NYSE). Johnson Controls, Inc. (JCI - $63.25 - NYSE) has several parts which are more valuable as stand alone operations. Time Warner Inc. (TWX - $39.75 - NYSE) has expressed a desire to separate its cable television operations from its content and creativity businesses. The proposed combination with Turner Broadcasting System, Inc. (TBSA - $27.625 - ASE) will delay progress on this front, but we believe it is a goal that will eventually be accomplished.

        Our conclusion is that investors who focus on Humpty Dumptys won't get egg on their faces.

THE MEDIA MATING GAME

        In 1993, we said that Viacom Inc.'s (VIA - $49.75 - ASE; VIA'B - $49.75
- ASE) acquisition of Paramount was only the beginning of the media mating game. With the Disney/Cap Cities, Westinghouse/CBS and Time Warner/Turner Broadcasting matches, the activity has intensified. Creativity and content companies need to ensure distribution of their products. Distribution companies need to guarantee the supply of programming. Everyone is scrambling for a suitable partner.

        Who's attending the party? General Electric Company's (GE - $63.75 -
NYSE) NBC and Seagram Company Ltd.'s (VO - $35.875 - NYSE) MCA are standing alone by the punch bowl. News Corporation Limited's (NWS - $22.00 - NYSE) Rupert Murdoch is prowling around the dance floor looking for more partners. Viacom's Sumner Redstone is resting after his torrid tango with Paramount, but may have a few more dances in him. Tele-Communications, Inc./Liberty Media Group's (LBTYA - $26.75 - NASDAQ) John Malone is chaperoning a group of attractive little cable networks. He appears willing to let Time Warner dance with his Turner stake. He may be looking for a replacement for his stable or perhaps encouraging some of his other wallflowers to dance.

        The party won't be over for a while and it's hard to predict who will ultimately be going home together. However, it's fun to be there with portfolio holdings like Viacom, Time Warner, Seagram, Liberty Media, International Family Entertainment, Inc. (FAM - $19.00 - NYSE), Gaylord Entertainment Company (GET - $27.125 - NYSE), Chris-Craft Industries, Inc. (CCN
- $43.50 - NYSE) and CCN's kissing cousins BHC Communications, Inc. (BHC - $90.75 - ASE) and United Television, Inc. (UTVI - $89.25 - NASDAQ).

TIME WARNER/TURNER BROADCASTING

        At the time of this writing, the proposed merger between Time Warner and Turner Broadcasting still faces many hurdles. Time Warner partner US WEST, Inc. (USW - $47.125 - NYSE) is threatening legal action to block the merger. The government is raising anti-trust issues. Liberty Media's John Malone still has effective veto power over the deal. Assuming these obstacles can be overcome, what would the combined companies offer investors? In our opinion -- a global media entity with outstanding long-term growth potential.

        Investors' immediate reaction to the deal has been negative, with Time Warner stock dropping nearly 10% following the bid for Turner. We know the problems: perceived near-term dilution for Time Warner shareholders; the potential for internal management strife; and quite possibly a long delay in Time Warner's plan to separate its cable television and content businesses.

        Now, let's look at the positives: an unrivaled film library to feed into expanding distribution systems here and abroad; the marriage of the most consistently profitable filmed entertainment producer and market share leader in recorded music with the most creative cable network package in the world; a combined company with sufficient financial muscle to take its products to the far corners of the globe. Ask yourself, "What American products travel well?" In addition to Coca-Cola and blue jeans, the answer is news, sports, movies, and music. The combined Time Warner/Turner Broadcasting has it all.

LET'S MAKE A DEAL

        We have talked at length in our last several shareholder letters about increasing merger and acquisition activity and its likely impact on our portfolio. Indeed, we believe we were the first on Wall Street to proclaim the beginning of the third wave of takeovers since World War II. We pointed this out following GE's takeover attempt of Kemper in early 1994. At the beginning of this year, we opined that investors in the three Bs -- banks, brokers, and broadcasters -- would likely get hit with takeovers. We don't own bank stocks for the simple reason that we don't feel we have a competitive research advantage. We have been looking carefully at brokerage firms, some of which may find their way into our portfolio in the quarters ahead.

        We have had major and positive direct hits in the broadcast group, with Multimedia, Inc. (MMEDC - $43.50 - NASDAQ) and Outlet Communications being taken over at heady premiums to our purchase prices. We have benefited even more by the mortar fire around us. Media General, Inc. (MEG'A - $35.75 - ASE) and the Chris-Craft/BHC/United Television troika have been terrific performers. If the telecommunications bill currently in front of Congress is passed relatively intact, broadcast companies will be able to expand their empires.
If deals continue to be done at the kind of multiples to cash flow we have seen, public share prices in these companies will continue to grow.

LET'S TALK STOCKS

American Express Company (AXP - $44.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. Shearson, Executive Life and Bankers Life have been sold, while Lehman Brothers has been spun off. Discussions regarding a possible sale of its international banking subsidiary, American Express Bank, have been confirmed. We believe the company has been repositioned to enjoy double digit earnings growth over the balance of this decade.

Chris-Craft Industries, Inc. (CCN - $43.50 - NYSE) is primarily a television broadcaster through its 73% ownership of BHC Communications. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network (UPN). CCN, with about $1.5 billion in marketable securities and cash, is strongly positioned to expand its operations. CCNis the eighth-largest TVstation group owner in the U.S. and covers almost 20% of TV households.

General Motors Corporation (GM - $46.875 - NYSE), the world's largest auto manufacturer, is materially undervalued. Last year, its North American operations were profitable for the first time in four years and international profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes, reducing capacity and greatly reducing its costs. GM was the only "Big Three" member to report a gain in the second quarter. Peak earnings power exceeds $10 per share. A reorganization of Ford and GM along the lines of ITT and AT&T becomes an increasingly speculative possibility assuming the shares continue at current levels.

GTE Corporation (GTE - $39.25 - NYSE) owns the largest non-Bell telecommunications system. GTE is the fourth-largest publicly-owned telecommunications company in the world and is the largest domestic local telephone company, serving 22 million access lines in 30 states. GTE is the nation's second largest provider of cellular services, with a controlling interest in metropolitan and rural service areas having over 50 million POPS. Roughly 25% of earnings are derived from non-regulated businesses growing at more than 25% per year.

Media General, Inc. (MEG'A - $35.75 - ASE) is a Richmond, VA-based company publishing daily newspapers in Richmond, Tampa, and Winston-Salem. Media General owns three network television stations in Tampa, Charleston, and Jacksonville and a cable television franchise in Fairfax County, VA. With the recovery in the operations and values of media properties, and a pickup in transactions in the cable arena, this company is poised for a significant rebound.

Pittway Corporation (PRY'A - $62.25 - ASE; PRY - $62.00 - ASE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment and publishing trade magazines and directories. The Ademco Security Group, approximately 75% of revenues, is growing rapidly. Penton Publishing appears to be emerging from three years of difficult operating conditions as operating margins are now showing improvement. Pittway is also involved in real estate and other promising ventures, including a 45% interest in a leading manufacturer of encryption equipment and a 5% equity interest in Hubbard, a direct to the home (DTH) satellite broadcast company.

Sprint Corporation (FON - $35.00 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company has announced a spin-off of its cellular unit, which should take place in the first quarter of 1996. The estimated trading value of the spin-off is $9 to $10 per FON share. After the spin-off, the remaining long distance/local telco shares should trade close to FON's current market price, indicating shareholders are getting the cellular spin-off for "free". Sprint has positioned itself on a global basis through a joint venture with France Telecom/Deutsche Telekom, which will purchase a 20% stake in Sprint (excluding the cellular unit) for $3.5 billion. Our interest in Sprint stems from its promising national cable/telephony and PCS/wireless joint venture with three major cable operators: Tele-Communications, Inc., Comcast and Cox. We consider FON an interesting value with the risks associated with new entrants in the long distance business offset by the cable/telephony venture.

Time Warner Inc. (TWX - $39.75 - NYSE), in a bold and brilliant tactic, acquired Turner Broadcasting Systems Inc. for $7.5 billion. The acquisition makes TWX the largest diversified media and publishing company in the world and adds a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.


United Television, Inc. (UTVI - $89.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 56%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls present a promising outlook for the company. Our present PMV estimate is $96 per share, $24 of which is cash. UTVI's PMV is expected to approach $200 by the year 2000.

Viacom Inc. (VIA - $49.75 - ASE; VIA'B - $49.75 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and focusing on the global expansion of its media franchises.
Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest ) and the Sci-Fi Channel.

IN CONCLUSION

        The kind of broadly rising market we have experienced in the first three quarters of 1995 has been a tide lifting almost all boats. As is evidenced by the terrific returns delivered by index funds in every capitalization sector of the market, one has not needed to be an astute stock picker to have made very good money.

        Going forward, we doubt the market will be as kind to indexers and other non-selective investors. There are pockets of value which offer good investment opportunity in a less robust market and places of refuge should the market tide turn. We believe our focus on value will help us to move forward even in a less generous, broad market environment.

        Thank you for your appreciation of our efforts to preserve and enhance the assets you have entrusted to us.


                                          Sincerely,



                                          MARIO J. GABELLI, CFA
                                          President and Chief Investment Officer

October 16, 1995


        __________________________________________________________________

                               TOP TEN HOLDINGS
                              SEPTEMBER 30, 1995
        Time Warner Inc.                        Sprint Corporation
        Chris-Craft Industries, Inc.            Pittway Corporation
        United Television, Inc.                 General Motors Corporation
        Viacom Inc.                             GTE Corporation
        American Express Company                Media General, Inc.
        ___________________________________________________________________

                         THE GABELLI EQUITY TRUST INC.

                               PORTFOLIO CHANGES
                        QUARTER ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                                        OWNERSHIP AT
                                        SEPTEMBER 30,
                            SHARES          1995
                          -----------   -------------
NET PURCHASES
  COMMON STOCKS
AMETEK, Inc. ..........      11,000       181,000
Amgen Inc. (a).........      10,000        20,000
AMP Inc. (b)...........       3,360            --
Archer Daniels Midland
  Co. (c)..............      30,000        30,000
Atlantic Richfield
  Company..............       2,000        35,000
BC TELECOM Inc. .......      10,000       100,000
BHI Corporation (d)....          11            11
Boeing Co. ............      20,000        20,000
Cablevision Systems
  Corporation,
  Class A..............      20,000        20,000
CANAL+, Sponsored
  ADR..................      13,000        35,000
Capital Guaranty
  Corporation..........      20,000        20,000
Carter-Wallace,
  Inc. ................      15,000       175,000
CBS Inc. ..............       4,500         4,500
Central European Equity
  Fund Inc. (e)........      59,000        59,000
Chevron Corporation....       5,000        10,000
Eastman Kodak
  Company..............      35,000        35,000
Fomento Economico
  Mexicano SA, ADR.....      50,000       200,000
Gaylord Entertainment
  Company, Class A.....       6,000        35,425
GEICO Corporation......     112,200       112,200
Grupo Televisa S.A.,
  GDR..................      30,000        80,000
Halliburton Company....      10,000        10,000
Handy & Harman.........     104,500       225,000
Havas, Sponsored ADR...       4,000       132,000
Hilton Hotels
  Corporation..........      20,000       100,000
Hitachi, Ltd., ADR.....       1,000         2,000
Hong Kong
  Telecommunications
  Ltd., Sponsored
  ADR..................       5,000        20,000
H&R Block Inc. ........      25,000        25,000
International Family
  Entertainment, Inc.,
  Class B..............      22,000       103,036
Keystone International,
  Inc. ................       4,000        27,000
Liberty Corporation....      10,000        50,000
LIN Broadcasting
  Corporation..........      25,000       125,000
LVHM Moet Hennessy
  Louis Vuitton,
  Sponsored ADR........       7,000        10,000
Matsushita Electric
  Industrial Co. Ltd.,
  ADR..................         500         1,500
Meredith Corporation...      29,000        55,000
Midland Company........       1,000        34,000
Multimedia, Inc.,
  New..................      25,000       200,000
National Presto
  Industries, Inc. ....       1,100         7,500
Oriental Press Group
  ORD..................      50,000       299,000
Pacific Telesis Group
  Inc. ................      20,000        50,000
Pegasus Gold Inc. .....       5,000        60,000
Pfizer Inc. (a)........      10,000        20,000
Quaker Oats Company....      20,000        80,000
Quaker State
  Corporation..........       1,900        12,000
Shaw Cable Systems,
  Ltd., Class B,
  Conv. ...............       5,000        10,000
Sony Corporation.......      18,000        20,000
STET-Societa
  Finanziaria
  Telefonica SpA,
  Sponsored ADR (f)....     296,100       296,100
Tele-Communications,
  Inc./Liberty Media
  Group, Class A (g)...     350,000       350,000
Telecom Italia Mobile
  SpA (h)..............   3,500,000     3,500,000
Telefonica de Argentina
  S.A., ADR, Class B...       2,500        10,000
Telefonos De Mexico SA,
  Sponsored ADR........       2,000        15,000
Time Warner Inc. ......      10,000       270,000
Todd-AO Corporation,
  Class A (i)..........       6,107        67,179
Tootsie Roll
  Industries, Inc.
  (a)..................      11,000        20,000
Wrigley (Wm.) Jr.
  Company..............      14,000        80,000

                         THE GABELLI EQUITY TRUST INC.

                         PORTFOLIO CHANGES (CONTINUED)
                        QUARTER ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                                  SHARES/     OWNERSHIP AT
                                 PRINCIPAL    SEPTEMBER 30,
                                   AMOUNT          1995
                                -----------   -------------
NET PURCHASES (CONTINUED)
  COMMON STOCK
    WARRANTS AND RIGHTS
Royce Value Trust,
  Inc., Rights, expires
  11/03/1995 (j).........            32,769        32,769
  CORPORATE BONDS
Time Warner Inc.,
  Deb., 8.110% due
  08/15/2006 (k).........       $ 2,400,000   $ 2,400,000
Time Warner Inc.,
  Deb., 8.180% due
  08/15/2007 (k).........       $ 2,400,000   $ 2,400,000
Time Warner Inc.,
  Floating Rate
  Note, 6.835% due
  08/15/2000 (k).........       $ 2,000,000   $ 2,000,000
Time Warner Inc.,
  Note, 7.975% due
  08/15/2004 (k).........       $ 1,200,000   $ 1,200,000
NET SALES
  COMMON STOCKS
AirTouch Communications
  Inc. ..................             5,000       245,000
Allen Group Inc. ........             5,000       105,000
American Brands,
  Inc. ..................             5,000       215,000
American Express
  Company................            10,000       560,000
AMP Inc. ................             3,360            --
AptarGroup, Inc. ........            15,000       334,000
AT&T Corp. ..............            38,000       130,000
Belize Holdings
  Inc. (d)...............                11            --
Black & Decker
  Corporation............            20,000            --
Church & Dwight Co.,
  Inc. ..................             2,000        68,000
Coca-Cola Enterprises
  Inc. ..................            73,000       157,000
Compania Telefonos de
  Chile SA, Sponsored
  ADR....................             1,600            --
Darden Restaurants
  Inc. ..................             5,000            --
Deutsche Bank AG,
  Sponsored ADR..........             5,000       150,000
Eskimo Pie
  Corporation............            15,000        15,000
Financial Security
  Assurance Holdings
  Ltd. ..................             3,000        12,000
Frontier Corporation.....             5,000            --
Future Germany Fund
  (e)....................            61,123            --
Homestake Mining
  Company................            13,500            --
IDEX Corporation.........            29,200       370,800
ITT Corporation..........             5,000       100,000
Johnson & Johnson........            62,000       105,000
Lafarge Corporation......            35,000            --
Lawter International,
  Inc. ..................            10,000        20,000
LIN Television
  Corporation............            12,000         3,000
Lotus Development
  Corporation (l)........           125,500            --
M/A-Com, Inc. (b)........            12,000            --
Marion Merrell Dow Inc.
  (m)....................           103,000            --
Mark IV Industries,
  Inc. ..................             8,068       170,000
Martin Marietta
  Materials, Inc. .......             2,500        10,000
Media General, Inc.,
  Class A................             5,000       470,000
Modine Manufacturing
  Company................             3,000       312,000
Morgan Grenfell
  SMALLCap Fund
  Inc. ..................             7,000            --
Motorola, Inc. ..........             8,000        12,000
Navistar International
  Corporation............            20,000       380,000
Neiman Marcus Group,
  Inc. ..................            19,000       414,000
New Germany Fund.........             1,326        70,000
Outboard Marine
  Corp. .................            15,000        15,000
Pep Boys - Manny, Moe &
  Jack...................             5,000        25,000
PepsiCo, Inc. ...........            50,000       100,000
Philip Morris Companies
  Inc. ..................            20,000            --
Philips Electronics
  N.V., New York.........            21,000        99,000

                         THE GABELLI EQUITY TRUST INC.

                         PORTFOLIO CHANGES (CONTINUED)
                        QUARTER ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                                              OWNERSHIP AT
                                              SEPTEMBER 30,
                                   SHARES         1995
                                -----------   -------------
NET SALES (CONTINUED)
  COMMON STOCKS (CONTINUED)
Pittway Corporation,
  Class A................            72,000       320,000
Procter & Gamble
  Company................            60,000            --
Ralston Purina Group.....             4,075       130,000
Royal PTT Nederland NV,
  Sponsored ADR,
  144A...................            25,000            --
Salomon Inc. ............            20,000            --
Sandoz Ltd., Sponsored
  ADR....................             2,000        54,000
Sequa Corporation,
  Class B................             2,000        42,000
Sony Music
  Entertainment ORD......            13,650            --
Sotheby's Holdings,
  Inc., Class A..........             5,000            --
Sprint Corporation.......            25,500       640,000
STET-Societa
  Finanziaria
  Telefonica p.a. ORD
  (f)....................         3,000,000            --
Strawbridge & Clothier,
  Series A...............            22,000            --
Telecom Corporation of
  New Zealand Limited,
  Sponsored ADR..........             1,000            --
Telecom Italia SpA,
  ORD....................           700,000     2,500,000
Telecomunicacoes
  Brasileiras SA
  (Telebras), Sponsored
  ADR....................             5,927       254,073
Teleglobe Inc. ..........             5,500            --
U.S. Trust Corporation
  (n)....................             2,000            --
Varity Corporation,
  New....................            22,000       218,000
Viacom Inc., Class B.....            45,000       200,000
  PREFERRED STOCK
Sprint Corporation,
  8.250%, Conv.
  Pfd. ..................             5,000        22,000
  COMMON STOCK
    WARRANTS AND RIGHTS
Viacom Inc., Contingent
  Value Rights, expires
  07/07/1995.............            45,000            --
  CORPORATE BONDS
Time Warner Inc., Conv.
  Sub. Deb. (o)..........       $15,809,150   $19,190,850
Time Warner Inc., Reset
  Note (k)...............       $20,500,000            --

---------------
    (a)   2 for 1 stock split.
    (b)   Merger -- 0.28 shares of AMP Inc. for each share of M/A-Com, Inc.
    (c)   500 shares received as a stock dividend.
    (d)   Name change from Belize Holdings Inc. to BHI Corporation.
    (e)   Name change from Future Germany Fund to Central European Equity Fund Inc.
    (f)   Conversion of shares -- 1 share of STET-Societa Finanziaria Telefonica SpA, Sponsored ADR for every 10 shares of STET-Societa Finanziaria Telefonica p.a. ORD.
    (g)   Spinoff -- 0.25 shares of Tele-Communications, Inc./Liberty Media Group, Class A for each share of
          Tele-Communications, Inc., Class A.
    (h)   Spinoff -- 1 share of Telecom Italia Mobile SpA for each share of Telecom Italia SpA, ORD.
    (i)   Stock dividend.
    (j)   Rights distribution -- 1 Right for each share of Royce Value Trust, Inc.
    (k)   Mandatory exchange -- $250 principal amount of Time Warner Inc., Floating Rate Note, due 08/15/2000 for each 1,000 principal amount of Time Warner Inc., Reset Note.
                             -- $300 principal amount of Time Warner Inc., Deb., 8.110% due 08/15/2006 for each 1,000 principal amount of Time Warner Inc., Reset Note.
                             -- $300 principal amount of Time Warner Inc., Deb., 8.180% due 08/15/2007 for each 1,000 principal amount of Time Warner Inc., Reset Note.
                             -- $150 principal amount of Time Warner Inc., Note, 7.975% due 08/15/2004 for each 1,000 principal amount of Time Warner Inc., Reset Note.
    (l)   Purchase offer @ $64.00 per share.
    (m)   Cash Merger @ $25.80 per share.
    (n)   Redemption @ $1.44375 per share.
    (o)   Redemption @ $104.375 per 1,000 principal amount.

                                       18

                         THE GABELLI EQUITY TRUST INC.

                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                               MARKET
      SHARES                                                                                   VALUE
      ------                                                                                   ------
COMMON STOCKS -- 85.8%
                 INDUSTRIAL EQUIPMENT AND SUPPLIES -- 12.6%
        181,000  AMETEK, Inc. ..........................................................    $  3,099,625
        180,000  Ampco-Pittsburgh Corporation...........................................       1,867,500
        334,000  AptarGroup, Inc. ......................................................      11,063,750
          7,000  Caterpillar Inc. ......................................................         398,125
         66,000  CLARCOR Inc. ..........................................................       1,551,000
         71,925  Crane Co. .............................................................       2,481,413
        125,000  CTS Corporation........................................................       3,875,000
        124,000  Deere & Company........................................................      10,090,500
        230,000  Donaldson Company, Inc. ...............................................       5,663,750
         19,125  Duriron Company, Inc. .................................................         559,407
         60,000  Gerber Scientific, Inc. ...............................................       1,072,500
        240,000  Greif Bros. Corporation, Class A.......................................       5,970,000
          3,400  Greif Bros. Corporation, Class B+ (a)..................................          84,575
         40,000  Guardsman Products, Inc. ..............................................         530,000
        370,800  IDEX Corporation.......................................................      13,256,100
         27,000  Keystone International, Inc. ..........................................         580,500
         50,000  Lufkin Industries, Inc. ...............................................       1,175,000
         40,000  Manitowoc Company, Inc. ...............................................       1,185,000
        170,000  Mark IV Industries, Inc. ..............................................       3,782,500
         10,000  Martin Marietta Materials, Inc. .......................................         196,250
        380,000  Navistar International Corporation+....................................       4,560,000
        130,000  Nortek, Inc.+..........................................................       1,137,500
          5,000  Nortek, Inc., Special Common+ (a)......................................          43,750
         10,000  PACCAR Inc. ...........................................................         467,500
         45,000  Pittway Corporation....................................................       2,790,000
        320,000  Pittway Corporation, Class A...........................................      19,920,000
          2,000  Scientific-Atlanta, Inc. ..............................................          33,750
         32,000  Sequa Corporation, Class A+............................................         856,000
         42,000  Sequa Corporation, Class B+............................................       1,357,125
         84,000  SPS Technologies, Inc.+................................................       3,276,000
        100,000  St. Joe Paper Company..................................................       6,362,500
        218,000  Varity Corporation, New+...............................................       9,701,000
         20,000  Watts Industries, Inc., Class A........................................         497,500
                                                                                            ------------
                                                                                             119,485,120
                                                                                            ------------
                 TELECOMMUNICATIONS -- 11.0%
        130,000  AT&T Corp. ............................................................       8,547,500
        100,000  BC TELECOM Inc. .......................................................       1,748,187
         80,000  BCE Inc. ..............................................................       2,670,000
             11  BHI Corporation........................................................             174
          7,000  British Telecommunications plc, Sponsored ADR..........................         438,375
         50,000  Cable & Wireless plc, Sponsored ADR....................................         981,250
         35,000  Cincinnati Bell Inc. ..................................................         945,000
        141,000  C-TEC Corporation+.....................................................       3,278,250
         30,000  C-TEC Corporation, Class B+............................................         682,500
        440,000  GTE Corporation........................................................      17,270,000
         20,000  Hong Kong Telecommunications Ltd., Sponsored ADR.......................         365,000
          1,000  Hungarian Telephone & Cable Corp.+.....................................          16,750
      1,020,000  Jamaica Telephone Ltd. ORD+............................................          84,997
         40,000  Lincoln Telecommunications Company.....................................         750,000
         10,000  Maritime Telegraph and Telephone Company, Limited......................         142,273

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                               MARKET
    SHARES                                                                                     VALUE
    ------                                                                                     ------
COMMON STOCKS (CONTINUED)
                 TELECOMMUNICATIONS (CONTINUED)
         12,000  Motorola, Inc. ........................................................    $    916,500
         50,000  NYNEX Corporation......................................................       2,387,500
         50,000  Pacific Telesis Group Inc. ............................................       1,537,500
        190,000  SBC Communications Inc. ...............................................      10,450,000
         10,000  Singapore Telecommunications Limited ORD...............................          19,745
        640,000  Sprint Corporation.....................................................      22,400,000
        296,100  STET-Societa Finanziaria Telefonica SpA, Sponsored ADR.................       9,142,088
          4,000  Telecom Argentina Stet-France Telecom S.A., Sponsored ADR..............         167,000
      2,500,000  Telecom Italia SpA, ORD................................................       4,131,657
        254,073  Telecomunicacoes Brasileiras SA (Telebras), Sponsored ADR..............      11,941,431
          5,927  Telecomunicacoes Brasileiras SA (Telebras), Sponsored ADR, 144A (c)+...         278,569
         10,000  Telefonica de Argentina S.A., ADR, Class B.............................         238,750
         55,000  Telefonica de Espana, Sponsored ADR....................................       2,275,625
         15,000  Telefonos De Mexico SA, Sponsored ADR..................................         476,250
                                                                                            ------------
                                                                                             104,282,871
                                                                                            ------------
                 BROADCASTING -- 10.8%
        135,000  BHC Communications, Inc., Class A......................................      12,251,250
         70,000  Capital Cities/ABC, Inc. ..............................................       8,233,750
          4,500  CBS Inc. ..............................................................         359,438
        316,313  Chris-Craft Industries, Inc. ..........................................      13,759,616
        511,448  Chris-Craft Industries, Inc., Class B (a)..............................      22,247,988
         80,000  Grupo Televisa S.A., GDR...............................................       1,600,000
        132,000  Havas, Sponsored ADR...................................................       2,458,500
         50,000  Liberty Corporation....................................................       1,625,000
          3,000  LIN Television Corporation+............................................          93,000
        160,000  Outlet Communications, Inc., Class A+..................................       7,400,000
        100,000  Television Broadcasting Ltd. ORD+......................................         402,241
        360,000  United Television, Inc. ...............................................      32,130,000
                                                                                            ------------
                                                                                             102,560,783
                                                                                            ------------
                 FINANCIAL SERVICES -- 7.2%
        560,000  American Express Company...............................................      24,850,000
         24,000  Banco Santander SA, ADR................................................         999,000
            260  Berkshire Hathaway Inc.+...............................................       7,644,000
         30,000  Berliner Bank Aktiengesellschaft.......................................       8,282,885
         20,000  Capital Guaranty Corporation...........................................         445,000
         18,000  Commerzbank AG, Sponsored ADR..........................................         819,000
        150,000  Deutsche Bank AG, Sponsored ADR........................................       7,162,500
         12,000  Financial Security Assurance Holdings Ltd. ............................         304,500
        112,200  GEICO Corporation......................................................       7,657,650
         25,000  Hibernia Corporation...................................................         253,125
         25,000  H&R Block Inc. ........................................................         950,000
        100,000  Lehman Brothers Holdings Inc. .........................................       2,312,500
         34,000  Midland Company........................................................       1,581,000
         12,000  Morgan (J.P.) & Co. Incorporated.......................................         928,500
         60,000  Riggs National Corporation+............................................         772,500
         10,000  SunTrust Banks, Inc. ..................................................         661,250
         50,000  Unitrin, Inc. .........................................................       2,350,000
                                                                                            ------------
                                                                                              67,973,410
                                                                                            ------------


                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                               MARKET
    SHARES                                                                                     VALUE
    ------                                                                                     ------
COMMON STOCKS (CONTINUED)
                 WIRELESS COMMUNICATIONS -- 6.2%
        245,000  AirTouch Communications Inc.+..........................................    $  7,503,125
        105,000  Allen Group Inc. ......................................................       3,806,250
         67,500  Associated Group, Inc., Class A+.......................................       1,400,625
         67,500  Associated Group, Inc., Class B+.......................................       1,400,625
         15,000  BCE Mobile Communications Inc.+........................................         463,084
        175,000  Century Telephone Enterprises, Inc. ...................................       5,315,625
        100,000  COMSAT Corporation.....................................................       2,250,000
        125,000  LIN Broadcasting Corporation...........................................      16,171,875
         19,600  NEXTEL Communications, Inc., Class A+..................................         330,750
         41,000  Securicor Group plc ORD................................................       1,117,102
          4,000  Securicor Group plc, Class A ORD.......................................          68,867
      3,500,000  Telecom Italia Mobile SpA..............................................       5,838,581
        322,000  Telephone and Data Systems, Inc. ......................................      13,524,000
                                                                                            ------------
                                                                                              59,190,509
                                                                                            ------------
                 CABLE -- 5.3%
         20,000  Cablevision Systems Corporation, Class A+..............................       1,192,500
         35,000  CANAL+, Sponsored ADR..................................................       1,190,000
         65,000  Comcast Corporation, Class A...........................................       1,291,875
         68,125  Comcast Corporation, Class A Special...................................       1,362,500
        103,036  International Family Entertainment, Inc., Class B+.....................       1,957,684
        470,000  Media General, Inc., Class A...........................................      16,802,500
        200,000  Multimedia, Inc., New+.................................................       8,700,000
         10,000  Shaw Cable Systems, Ltd., Class B, Conv. ..............................          53,934
         40,000  Shaw Communications Inc., Class B, Conv. ..............................         215,782
        462,125  Tele-Communications, Inc., Class A+....................................       8,087,188
        350,000  Tele-Communications, Inc./Liberty Media Group, Class A.................       9,362,500
                                                                                            ------------
                                                                                              50,216,463
                                                                                            ------------
                 ENTERTAINMENT -- 4.5%
         29,000  Bay Meadows Operating Company..........................................         467,625
         35,425  Gaylord Entertainment Company, Class A.................................         960,904
         50,000  GC Companies, Inc.+....................................................       1,606,250
         10,000  GTECH Holdings Corporation+............................................         301,250
         12,000  PolyGram NV............................................................         783,000
        120,000  THORN EMI plc, Sponsored ADR...........................................       2,805,000
        270,000  Time Warner Inc. ......................................................      10,732,500
         67,179  Todd-AO Corporation, Class A...........................................         554,227
        290,000  Viacom Inc., Class A+..................................................      14,427,500
        200,000  Viacom Inc., Class B+..................................................       9,950,000
                                                                                            ------------
                                                                                              42,588,256
                                                                                            ------------
                 DIVERSIFIED INDUSTRIAL -- 3.7%
         40,000  GATX Corporation.......................................................       2,070,000
        100,000  ITT Corporation........................................................      12,400,000
        375,000  Lamson & Sessions Co.+.................................................       2,343,750
         20,000  Lawter International, Inc. ............................................         225,000
        110,000  Minnesota Mining and Manufacturing Company.............................       6,215,000
        115,000  National Service Industries, Inc. .....................................       3,363,750
        100,000  Tenneco Inc. ..........................................................       4,625,000

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                               MARKET
    SHARES                                                                                      VALUE
    ------                                                                                     ------
COMMON STOCKS (CONTINUED)
                 DIVERSIFIED INDUSTRIAL (CONTINUED)
         43,000  Thomas Industries Inc. ................................................    $    865,375
         90,000  Trinity Industries, Inc. ..............................................       2,790,000
        100,000  Tyler Corporation+.....................................................         275,000
                                                                                            ------------
                                                                                              35,172,875
                                                                                            ------------
                 FOOD AND BEVERAGE -- 3.6%
         12,540  Brau und Brunnen.......................................................       2,202,849
         30,000  Campbell Soup Company..................................................       1,507,500
        157,000  Coca-Cola Enterprises Inc. ............................................       3,866,125
         70,000  Dole Food Company, Inc. ...............................................       2,423,750
         15,000  Eskimo Pie Corporation.................................................         281,250
        200,000  Fomento Economico Mexicano SA, ADR.....................................         500,000
         34,000  General Mills, Inc. ...................................................       1,895,500
         20,000  Guinness plc, Sponsored ADR............................................         813,000
         45,000  Kellogg Company........................................................       3,256,875
         10,000  LVHM Moet Hennessy Louis Vuitton, Sponsored ADR........................         377,500
        100,000  PepsiCo, Inc. .........................................................       5,100,000
         80,000  Quaker Oats Company....................................................       2,650,000
         40,000  Ralcorp Holdings, Inc.+................................................         945,000
        100,000  Seagram Company Ltd. ..................................................       3,587,500
         20,000  Tootsie Roll Industries, Inc. .........................................         792,500
         80,000  Wrigley (Wm.) Jr. Company..............................................       4,040,000
                                                                                            ------------
                                                                                              34,239,349
                                                                                            ------------
                 CONSUMER PRODUCTS -- 3.6%
        215,000  American Brands, Inc. .................................................       9,083,750
         50,000  Brunswick Corporation..................................................       1,012,500
        175,000  Carter-Wallace, Inc. ..................................................       2,187,500
         68,000  Church & Dwight Co., Inc. .............................................       1,479,000
         23,000  Culbro Corporation+....................................................         925,750
         10,000  Duracell International Inc. ...........................................         448,750
         35,000  Eastman Kodak Company..................................................       2,073,750
         30,000  First Brands Corporation...............................................       1,350,000
         24,000  Gillette Company.......................................................       1,143,000
          7,500  National Presto Industries, Inc. ......................................         336,563
         15,000  Outboard Marine Corp. .................................................         322,500
         26,715  Park-Ohio Industries, Inc.+............................................         387,368
        130,000  Ralston Purina Group...................................................       7,523,750
         50,000  Scotts Company, Class A+...............................................       1,106,250
         55,000  Tambrands Inc. ........................................................       2,413,125
        100,000  Whitman Corporation....................................................       2,062,500
                                                                                            ------------
                                                                                              33,856,056
                                                                                            ------------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.6%
         34,000  APS Holding Corporation, Class A+......................................         824,500
         72,500  Echlin Inc. ...........................................................       2,591,875
        150,000  Genuine Parts Company..................................................       6,018,750
        225,000  Handy & Harman.........................................................       3,375,000
        110,000  Johnson Controls, Inc. ................................................       6,957,500
        312,000  Modine Manufacturing Company...........................................       8,892,000
         25,000  Pep Boys - Manny, Moe & Jack...........................................         678,125

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                               MARKET
    SHARES                                                                                     VALUE
    -------                                                                                    ------
COMMON STOCKS (CONTINUED)
                 AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
         12,000  Quaker State Corporation...............................................    $    175,500
         27,500  Republic Automotive Parts, Inc.+.......................................         397,032
         40,000  SPX Corporation........................................................         595,000
        128,000  Standard Motor Products, Inc. .........................................       2,432,000
         30,000  Wynn's International, Inc. ............................................         817,500
                                                                                            ------------
                                                                                              33,754,782
                                                                                            ------------
                 ENERGY -- 1.7%
         34,000  Apache Corporation.....................................................         892,500
         35,000  Atlantic Richfield Company.............................................       3,758,125
         52,500  British Petroleum Company plc, ADR.....................................       4,718,438
        115,000  Burlington Resources Inc. .............................................       4,456,250
         10,000  Chevron Corporation....................................................         486,250
         10,000  Halliburton Company....................................................         417,500
        300,000  Kaneb Services, Inc.+..................................................         750,000
         50,000  Santa Fe Energy Resources, Inc.+.......................................         475,000
                                                                                            ------------
                                                                                              15,954,063
                                                                                            ------------
                 AUTOMOTIVE -- 1.6%
        300,000  General Motors Corporation.............................................      14,062,500
         30,000  Harley Davidson, Inc. .................................................         731,250
                                                                                            ------------
                                                                                              14,793,750
                                                                                            ------------
                 BUSINESS SERVICES -- 1.5%
        125,000  International Business Machines Corporation............................      11,796,875
        125,000  Landauer, Inc. ........................................................       2,375,000
                                                                                            ------------
                                                                                              14,171,875
                                                                                            ------------
                 PUBLISHING -- 1.5%
         50,000  Independent Newspapers plc ORD.........................................         302,475
         12,000  McGraw-Hill Companies, Inc. ...........................................         981,000
         55,000  Meredith Corporation...................................................       2,186,250
        190,002  New York Times Company, Class A........................................       5,201,305
          5,000  News Corporation Limited, ADS..........................................         110,000
        299,000  Oriental Press Group ORD...............................................         129,551
          2,024  Pearson plc ORD........................................................          18,950
         46,000  Reader's Digest Association, Inc., Class B.............................       1,989,500
        100,000  South China Morning Post Holdings ORD..................................          59,172
        230,000  Western Publishing Group, Inc.+........................................       2,932,500
                                                                                            ------------
                                                                                              13,910,703
                                                                                            ------------
                 HEALTH CARE -- 1.4%
         20,000  Amgen Inc.+............................................................         997,500
          6,500  Biogen, Inc.+..........................................................         390,000
        105,000  Johnson & Johnson......................................................       7,783,125
         24,000  Mallinckrodt Group, Inc. ..............................................         951,000
         20,000  Pfizer Inc. ...........................................................       1,067,500
         54,000  Sandoz Ltd., Sponsored ADR.............................................       2,052,000
                                                                                            ------------
                                                                                              13,241,125
                                                                                            ------------

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                               MARKET
    SHARES                                                                                     VALUE
    ------                                                                                     ------
COMMON STOCKS (CONTINUED)
                 CONSUMER SERVICES -- 1.3%
        450,000  Rollins, Inc. .........................................................    $ 11,025,000
         20,000  Sierra On-Line, Inc.+..................................................         785,000
                                                                                            ------------
                                                                                              11,810,000
                                                                                            ------------
                 RETAIL -- 0.9%
         25,000  Crown Books Corporation+...............................................         250,000
         60,000  Earl Scheib, Inc.+.....................................................         375,000
         70,000  General Host Corporation...............................................         411,250
         30,000  Lillian Vernon Corporation.............................................         401,250
        414,000  Neiman Marcus Group, Inc. .............................................       7,452,000
                                                                                            ------------
                                                                                               8,889,500
                                                                                            ------------
                 HOTELS/CASINOS -- 0.9%
        100,000  Hilton Hotels Corporation..............................................       6,387,500
         50,000  Mirage Resorts, Incorporated+..........................................       1,643,750
                                                                                            ------------
                                                                                               8,031,250
                                                                                            ------------
                 ELECTRONICS -- 0.7%
          2,000  Hitachi, Ltd., ADR.....................................................         220,250
          1,500  Matsushita Electric Industrial Co. Ltd., ADR...........................         228,000
          1,500  NEC Corp., ADR.........................................................         104,813
         99,000  Philips Electronics N.V., New York.....................................       4,826,250
         20,000  Sony Corporation.......................................................       1,060,000
                                                                                            ------------
                                                                                               6,439,313
                                                                                            ------------
                 AIRLINES -- 0.6%
         82,000  AMR Corporation+.......................................................       5,914,250
                                                                                            ------------
                 SPECIALTY CHEMICAL -- 0.5%
         39,000  E.I. du Pont de Nemours and Company....................................       2,681,250
         60,000  Ferro Corporation......................................................       1,492,500
         36,000  Pratt & Lambert, Inc...................................................         841,500
                                                                                            ------------
                                                                                               5,015,250
                                                                                            ------------
                 AVIATION: PARTS AND SERVICES -- 0.5%
         20,000  Boeing Co..............................................................       1,365,000
         50,000  Curtiss-Wright Corporation.............................................       2,212,500
        145,000  Hi-Shear Industries Inc.+..............................................       1,051,250
                                                                                            ------------
                                                                                               4,628,750
                                                                                            ------------
                 COUNTRY/CLOSED-END FUNDS -- 0.3%
         59,000  Central European Equity Fund Inc. .....................................         944,000
         70,000  Emerging Germany Fund Inc. ............................................         507,500
         25,000  France Growth Fund, Inc. ..............................................         243,750
         34,250  Italy Fund, Inc. ......................................................         265,438
         70,000  New Germany Fund.......................................................         875,000
         32,769  Royce Value Trust, Inc. ...............................................         442,382
                                                                                            ------------
                                                                                               3,278,070
                                                                                            ------------

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                               MARKET
    SHARES                                                                                     VALUE
    ------                                                                                     ------
COMMON STOCKS (CONTINUED)
                 METALS AND MINING -- 0.2%
         15,000  Barrick Gold Corporation...............................................    $    388,125
         20,000  Newmont Gold Company...................................................         810,000
         60,000  Pegasus Gold Inc.+.....................................................         817,500
         10,000  Placer Dome Inc. ......................................................         262,500
                                                                                            ------------
                                                                                               2,278,125
                                                                                            ------------
                 TRANSPORTATION -- 0.1%
         11,000  Florida East Coast Industries, Inc. ...................................         789,250
                                                                                            ------------
                 AGRICULTURE -- 0.0%
         30,000  Archer Daniels Midland Co..............................................         461,250
                                                                                            ------------
TOTAL COMMON STOCKS.....................................................................     812,926,998
                                                                                            ------------
PREFERRED STOCKS -- 0.9%
                 AUTOMOTIVE -- 0.5%
         75,000  General Motors Corporation, Depositary Shares, Pfd., $3.25.............       4,865,625
                                                                                            ------------
                 CONSUMER PRODUCTS -- 0.2%
         34,000  Fieldcrest Cannon, Inc., 6.000%, Series A, Conv. Pfd., 144A (c)........       1,666,000
                                                                                            ------------
                 TELECOMMUNICATIONS -- 0.1%
         22,000  Sprint Corporation, 8.250%, Conv. Pfd. ................................         783,750
      2,130,723  Telecomunicacoes de Sao Paulo SA (Telesp), Pfd., Registered............         348,768
                                                                                            ------------
                                                                                               1,132,518
                                                                                            ------------
                 CABLE -- 0.1%
          8,000  Tele-Communications, Inc., Jr. Pfd., Class B, Ex., 6.000%..............         528,000
                                                                                            ------------
                 DIVERSIFIED INDUSTRIAL -- 0.0%
          3,500  GATX Corporation, 3.875%, Conv. Pfd. ..................................         211,750
                                                                                            ------------
TOTAL PREFERRED STOCKS..................................................................       8,403,893
                                                                                            ------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
                 COUNTY/CLOSED END-FUNDS -- 0.0%
         32,769  Royce Value Trust, Inc., Rights, expires 11/03/1995+...................               0
                                                                                            ------------

   PRINCIPAL
    AMOUNT
---------------
CORPORATE BONDS -- 3.5%
                 ENTERTAINMENT -- 3.1%
    $19,190,850  Time Warner Inc., Conv. Sub. Deb., 8.750% due 01/10/2015...............      20,054,439
      2,400,000  Time Warner Inc., Deb., 8.110% due 08/15/2006..........................       2,469,000
      2,400,000  Time Warner Inc., Deb., 8.180% due 08/15/2007..........................       2,487,000
      2,000,000  Time Warner Inc., Floating Rate Note, 6.835% due 08/15/2000............       2,012,500
      1,200,000  Time Warner Inc., Note, 7.975% due 08/15/2004..........................       1,227,000
      1,575,000  Viacom Inc., Ex. Sub. Deb., 8.000% due 07/07/2006......................       1,554,329
                                                                                            ------------
                                                                                              29,804,268
                                                                                            ------------
                 INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.3%
      3,300,000  Nortek, Inc., Sr. Sub. Note, 9.875% due 03/01/2004.....................       2,970,000
                                                                                            ------------

                                       25

                         THE GABELLI EQUITY TRUST INC.

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1995 (UNAUDITED)

   PRINCIPAL                                                                                   MARKET
    AMOUNT                                                                                     VALUE
   ---------                                                                                   ------
CORPORATE BONDS (CONTINUED)
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
       $500,000  GenCorp Inc., Conv. Sub. Deb., 8.000% due 08/01/2002...................    $    493,750
                                                                                            ------------
                 PUBLISHING -- 0.0%
        200,000  News American Holdings Incorporated, Gtd. Ex. Sub. Note,
                   Zero Coupon due 03/31/2002...........................................         195,250
                                                                                            ------------
                 BROADCASTING -- 0.0%
    FRF 125,000  Havas, Conv. Bonds, Payment-in-kind, 3.000% due 12/31/1997.............          30,246
                                                                                            ------------
TOTAL CORPORATE BONDS...................................................................      33,493,514
                                                                                            ------------
U.S. TREASURY BILLS -- 8.6%
    $82,000,000  5.220% to 6.800%++ due 11/02/1995 -- 02/08/1996 (d)....................      81,117,340
                                                                                            ------------
REPURCHASE AGREEMENT -- 0.7%
      6,860,000  Agreement with Salomon Inc., 6.400% dated 09/29/1995, to be repurchased at $6,863,659 on 10/02/1995, collateralized by $6,400,000 U.S.
                   Treasury Bonds, 7.875% due 08/15/2001 (value $7,000,320).............       6,860,000
                                                                                            ------------
TOTAL INVESTMENTS (COST $609,767,014)(B)........................................   99.5%     942,801,745
OTHER ASSETS AND LIABILITIES (NET)..............................................    0.5        5,208,358
                                                                                  -----     ------------
NET ASSETS......................................................................  100.0%    $948,010,103
                                                                                  =====     ============
NET ASSET VALUE ($948,010,103/88,988,289 SHARES OUTSTANDING)...........................           $10.65
                                                                                                  ======

---------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Aggregate cost for Federal tax purposes was $609,279,606. Net unrealized appreciation for Federal tax purposes was $333,522,139 (gross unrealized appreciation was $345,583,998 and gross unrealized depreciation was $12,061,859).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Securities pledged as collateral for futures contracts.
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.

ADR -- American Depositary Receipt, ADS -- American Depositary Share, FRF -- French Franc,
GDR -- Global Depositary Receipt, ORD -- Ordinary Share

FUTURES CONTRACTS--SHORT POSITION
NUMBER OF                                                                                    UNREALIZED
CONTRACTS                                                                                   DEPRECIATION
---------                                                                                   ------------
    290       S&P 500 Index Futures, December 1995........................................  $  3,171,649
                                                                                            ============

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                         The Gabelli Equity Trust Inc.
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

     Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such institution will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $3,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about February 15 and August 15 of each year. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before February 15 or August 15. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                         THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman
Paul R. Ades
  Attorney-at-Law
  Partner, Murov & Ades
Dr. Thomas E. Bratter
  President, John Dewey Academy
Bill Callaghan
  President, Bill Callaghan Associates
Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank
James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.
Karl Otto Pohl
  Former President, Deutsche Bundesbank
Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University
Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President &
  Chief Investment Officer
Bruce N. Alpert
  Vice President & Treasurer
Marc S. Diagonale
  Vice President
James E. McKee
  Secretary
Brigid O. Bieber
  Assistant Secretary
Richard W. Ingram
  Assistant Treasurer

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Custodian
Boston Safe Deposit and Trust Company

Counsel
Willkie Farr & Gallagher

Transfer Agent and Registrar
State Street Bank and Trust Company

Stock Exchange Listing
NYSE-Symbol: GAB

Shares Outstanding: 88,988,289

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

        -------------------------------------------------------
           For general information about
           the Gabelli Funds, call 1-800-GABELLI
           (1-800-422-3554), fax us at
           914-921-5118 or, visit our Internet
           homepage at:
           http://www.gabelli.com
        -------------------------------------------------------
-------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
-------------------------------------------------------------------------------

                                                         ____________________

                                                           FIRST CLASS MAIL
THE GABELLI EQUITY TRUST INC.                                U.S. POSTAGE
ONE CORPORATE CENTER                                             PAID
RYE, NY 10580-1434                                              RYE, NY
(914) 921-5070                                              PERMIT No. 109
                                                          ___________________






                                                        THIRD QUARTER REPORT
                                                         SEPTEMBER 30, 1995





                                                                          09/95